UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2013

ARCTIC CAT INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-18607	41-1443470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Hwy 169 North, Suite 1000 Plymouth, Minnesota		55441
(Address of Principal Executive Offices)		(Zip Code)

(763) 354-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Effective January 15, 2013, Arctic Cat Inc. (the “Company”) amended and restated its Bylaws. The amendments, as reflected in the Amended and Restated Bylaws, change the dates by which advance notice of business to be presented at an annual shareholder meeting or director nominations must be submitted, and otherwise implement clarifying, conforming and administrative changes, including the following:

•	Changing the principal office of the Company to Plymouth, Minnesota to reflect the prior relocation of the Company’s principal office;

•	Clarifying that special meetings of shareholders may be called at any time by the persons and in the manner set forth under applicable Minnesota law;

•

Providing that the Company’s CEO and CFO, in addition to the Board of Directors, may designate the place for a special or regular shareholder meeting, and that a special meeting called by shareholders will be held at the Company’s principal office;

•	Providing for notice of shareholder meetings to be given electronically or by any other type of notice permitted under the Securities Exchange Act of 1934;

•

Clarifying that majority voting is the standard for actions of shareholders, except for the plurality standard for election of directors, and any greater-than-majority standard under the Articles, Bylaws, or applicable law;

•

Revising the applicable advance notice period for shareholder notice of business to be presented at an annual meeting or a director nomination to be raised at an annual meeting from not less than 60 days nor more than 90 days prior to a meeting date corresponding to the prior year’s annual meeting to not less than 90 days nor more than 120 days prior to a meeting date corresponding to the prior year’s annual meeting;

•	Adding a new section that clarifies that any shareholder proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 will be governed by such rule;

•

Providing that written actions of directors may be consented to by authenticated electronic communication, that notice of special director meetings may be given by telephone, electronic communication, or personally (in addition to mail), and that notices provided by means other than mail require only a 24 hour notice period;

•	Clarifying that the Board of Directors may create additional offices beyond those required by applicable law;

•	Amending the corporate seal provision to provide that the Company will not have a corporate seal; and

•	Eliminating certain notice requirements in connection with amendments to the Bylaws.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the complete text of the Bylaws, as amended and restated to reflect these amendments, which are filed herewith as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Bylaws of Arctic Cat Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.

Dated: January 16, 2013	By:	/s/ TIMOTHY C. DELMORE
Timothy C. Delmore
Chief Financial Officer

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Arctic Cat Inc.